UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 303-623-2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC (MGU) Stockholder Meeting to be held on 06/26/09 Proxy Statement ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting. PROXY MATERIAL - VIEW OR RECEIVE You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. HOW TO REQUEST A COPY OF MATERIAL (1) BY INTERNET - www.macquarie.com/MGU (2) BY TELEPHONE - 1-800-497-5659 (3) BY EMAIL - www.macquarie.com/MGU/contactsus To facilitate timely delivery please make the request as instructed below on or before 06/16/09. HOW TO VOTE IN PERSON Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please contact us at the information listed above. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. Meeting Information Meeting Type: Annual Meeting Date: 06/26/09 Meeting Time: 9:00 A.M. For holders as of: 05/01/09 Meeting Location: Macquarie Global Infrastructure Total Return | Fund Offices | 125 West 55th Street | 22nd Floor | New York, NY 10019 The Board of Directors recommends a vote “FOR” Proposal 1. Voting items: MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC. (1) To elect one (1) Class I Director of the Fund: (1) Gordon A. Baird (2) To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

M14810-P81477 Meeting Information Meeting Type: Annual For holders as of: 05/01/09 Date: 06/26/09 Time: 9:00 AM, EDT Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials 125 West 55th Street 22nd Floor New York, NY 10019

M14811-P81477 Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 06/15/09. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

The Board of Directors recommends a vote "FOR" Proposal 1. Voting Items 2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. 1. To elect one 1 Class I Director of the Fund: 01 Gordon A. Baird Nominee: M14812-P81477

M14813-P81477 Voting Instructions